Cheniere Energy Partners, L.P.
UBS 2010 MLP One-on-One
Conference

Forward Looking Statements
1
This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1933, as amended. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:
▪ statements that we expect to commence or complete construction of a liquefaction facility by certain dates or at all;
▪ statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, or the Department of Energy, or
DOE, to construct and operate a proposed liquefaction facility by a certain date, or at all;
▪ statements regarding future levels of domestic or foreign natural gas production and consumption, or the future level of LNG imports into North
America or exports from the U.S., or regarding projected future capacity of liquefaction or regasification facilities worldwide;
▪ statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;
▪ statements regarding any commercial arrangements marketed or potential arrangements to be performed in the future, including any cash distributions and revenues anticipated to be received;
▪ statements regarding the commercial terms and potential revenues from activities described in this presentation;
▪ statements that our proposed liquefaction facility, when completed, will have certain characteristics, including a number of trains;
▪ statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives, any or all of which are subject to change;
▪ statements regarding estimated corporate overhead expenses; and
▪ any other statements that relate to non-historical information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,”
“expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Current Reports on Form 8-K
filed with the Securities and Exchange Commission on August 6, 2010, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.

Cheniere Energy, Inc.
NYSE Amex US: LNG
Cheniere
Marketing
▪ 2 Bcf/d Regasification
Capacity at SPLNG
Cheniere LNG
Holdings, LLC
▪ 90.6% Ownership of CQP
Cheniere Energy
Partners, L.P.
NYSE Amex US: CQP
Creole Trail
Pipeline
▪ 2 Bcf/d Takeaway Capacity
for SPLNG
Sabine Pass LNG,
L.P. (SPLNG)
▪ 4 Bcf/d Regasification
Terminal, Fully Contracted
Proposed Project
- Liquefaction
▪ Add Liquefaction
Capabilities at SPLNG
88.6% (LP interest)
2.0% (GP interest)
Permitted
Projects
▪ Corpus Christi LNG
▪ Creole Trail LNG…
Cheniere Overview

TUA	Capacity	2010 Full-Year Payments ($ in MM)
Total LNG USA Chevron USA Cheniere Energy Investments*	1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d	$123 $128 $252
Aerial view of Sabine Pass LNG Terminal
3
* Cheniere Marketing assigned its TUA to Cheniere Energy Investments effective 7/1/2010.
Sabine Pass LNG
Cheniere Energy Partners, L.P. 100%
▪ Vaporization
 – ~4.3 Bcf/d peak send-out
▪ Storage
 – 5 tanks x 160,000 cm (16.9 Bcfe)
▪ Berthing / Unloading
 – Two docks
 – LNG carriers up to 266,000 cm
 – Four dedicated tugs
▪ Land
 – 853 acres in Cameron Parish, LA
▪ Accessibility - Deep Water Ship Channel
 – Sabine River Channel dredged to 40 feet
▪ Proximity
 – 3.7 nautical miles from coast
 – 22.8 nautical miles from outer buoy
▪ LNG Re-Exporting Capability

Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Zone 2 - Future
Cheniere Creole Trail Pipeline
Trunkline (TRUNK)
Texas Eastern (TETCO)
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Transco (TRANS)
Columbia Gulf
Cypress
NGPL (NGPL)
Bridgeline (BRGJB)
Transco (SWLAT)
Tennessee (SWLAT)
Florida Gas (SWLAT)
Henry Hub
CHENIERE
CHENIERE
Sabine Pass LNG Terminal
Future Creole Trail LNG Terminal
Gulf of Mexico

▪ Size:
 – 2.0 Bcf/d
▪ Diameter:
 – 42-inch diameter
▪ Cost:
 – ~$560 million first 94
 miles
▪ Initial interconnects:
 – 4.1 Bcf/d of
 interconnect capacity
▪ Provides optimal market access for LNG from the Sabine Pass terminal
▪ First 94 miles complete and in-service, additional 58 miles permitted
* Commencement of construction is subject to regulatory approvals and a final investment decision contingent upon Cheniere obtaining satisfactory construction contracts and long-term customer contracts sufficient to underpin financing of the project.
Creole Trail Pipeline
Cheniere Energy, Inc. 100%

Contracted Capacity - TUAs
(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.
(4) Cheniere Marketing assigned its TUA to Cheniere Energy Investments effective 7/1/2010.
Summary of 20-year Terminal Use Agreements
Total Gas & Power N.A.
Chevron USA
Cheniere Energy Investments
Capacity
1.0 Bcf/d
1.0 Bcf/d
2.0 Bcf/d
Fees
(1)
Reservation Fee
(2)
$0.28/MMBTU
$0.28/MMBTU
$0.28/MMBTU
Opex Fee
(3)
$0.04/MMBTU
$0.04/MMBTU
$0.04/MMBTU
2010 Full-Year Payments
$123 million
$128 million
$252 million
Term
20 years
20 years
20 years
Guarantor
Total S.A.
Chevron Corp.
Cheniere Energy Partners, L.P.
Guarantor Credit Rating
Aa1/AA
Aa1/AA
B2/B+
Payment Start Date
April 1, 2009
July 1, 2009
January 1, 2009
6
(4)

CHENIERE
Cheniere Energy Partners, L.P.
9.4% LP Interest

CHENIERE

3
Public Unit holders
Cheniere Energy
Investments, LLC
Sabine Pass LNG, L.P.
Cheniere LNG
Holdings, LLC
88.6% LP Interest
100% of 2% GP Interest
NYSE Amex US: LNG
NYSE Amex US: CQP
Cheniere
Marketing, LLC
VCRA
TUA
100% Ownership
Interest
100% Ownership
Interest
100% Ownership
Interest
Organizational Structure
TUA Assignment and new VCRA

▪ CQP: Subordination period extended - distributions to sub units dependent on new business generated, including future CMI fees under the VCRA
▪ LNG: Eliminates need for $64mm TUA reserve, funds from reserve used to pay down
 $64mm on senior secured convertible loans
▪ CMI assigned its 2.0 Bcf/d TUA with Sabine Pass LNG to direct subsidiary of CQP, Cheniere
 Energy Investments, LLC (“Investments”)
▪ Investments makes TUA payments to Sabine Pass LNG effective 7/1/2010
▪ CMI / Investments entered into a Variable Capacity Rights Agreement (“VCRA”) that gives CMI rights provided in the TUA
▪ CMI continues marketing TUA capacity on CQP’s behalf
▪ CMI pays Investments 80% of positive gross margin for each cargo delivered at Sabine
Transaction Summary
Results
* No impact to arrangement between CMI and JPMorgan or any existing agreements with other counterparties.
Cheniere and CQP Restructure Marketing
Arrangement*

Liquefaction Project
i

Sabine Pass to become bi-directional import/export facility
* Commencement of construction is subject to regulatory approvals and a final investment decision contingent upon Cheniere obtaining satisfactory construction contracts and long-term customer contracts sufficient to underpin financing of the project.
Expanding Operations - Liquefaction
Project*
Compelling Proposition
 ▪ Market fundamentals create opportunity to expand into exports
 ▪ Export services provide customers with an attractively priced option to access U.S. natural gas supply
 ▪ Sabine Pass facility location is strategically situated
 – Many existing assets in place needed for an export terminal reduces capital required, cost estimates comparable to liquefaction expansion economics
 – Abundance of supply and existing infrastructure in surrounding regions, proximity to Henry Hub
 ▪ Powerful tool for industry players to manage their portfolios
 – Early indications of interest from both buyers and sellers of natural gas and LNG

Market Fundamentals Drive Liquefaction
Project
▪ The U.S. has become the largest producer of natural gas in the world and production costs rank among the lowest
 – Productive capacity at $6.50/MMBtu could reach 95 Bcf/d by 2020
▪ U.S. natural gas demand not likely to keep pace with incremental supply as demand continues to lag market forecasts, threatening to lead to price volatility
▪ Globally, a natural gas supply gap is projected to develop in 2014-15
 – Key driver is decline of UK Continental Shelf production
 – Exacerbates dependency of European consumers on imported gas
 – Asian consumers highly dependent on imported LNG for gas supply
▪ Simultaneously, global LNG and pipeline gas suppliers continue to enforce oil-
 price indexation in new contracts
 – Key markets in Asia and Europe import over 70 Bcf/d of natural gas
 – Imports forecast to increase by 26 Bcf/d over the next ten years

Lower 48 Technically Recoverable
Unconventional Reserves (Tcf)
1600
1200
800
400
0
Shale
CBM
Tight Gas
1996
2009
Montana Thrust Belt
Cody
Williston Basin
Gammon
Big Horn Basin
Greater Green River Basin
Mowry
Hilliard-Baxter-Mancos
Denver Basin
Mancos
Uinta Piceance Basin
Niobrara
Hermosa
Pardox Basin
Pierre
Raton Basin
Lewis
San Juan Basin
Anadarko Basin
Excello-Mulky
Cherokee Platform
Forest City Basin
Woodford
Palo Duro Basin
Bend
Woodford-Caney
Arkoma Basin
Fayetteville
Barnett
Ft. Worth Basin
Permian Basin
Barnett-Woodford
Marfa Basin
Pearsall-Eagle Ford
Haynesville
Michigan Basin
Antrim
Illinois Basin
New Albany
Utica
Marcellus
Devonian (Ohio)
Appalachian Basin
Devonian
Black Warrior Basin
Floyd-Neal
Conasauga Valley and Ridge Basin

CHENIERE

Sources: EIA (US map graphic, pipelines and LNG terminals placed by Cheniere)
Advanced Resources Intl (Lower 48 Unconventional Recoverable Reserves), ARI shale estimates updated April 2010
Depicted Pipelines: Rockies Express, Texas Eastern, Trunkline, Transco, FGT, C/P/SESH/Gulf Crossing (as a single route)
Depicted LNG terminals: Freeport, Golden Pass, Sabine Pass, Cameron, Trunkline, Elba Island, Cove Point, Everett
366
Tcf
1,167
Tcf
US Proved
Reserves
U.S. Unconventional Reserves
Basins Proximate to Premium Markets and Major Pipelines

3
Project Estimates:
▪ Initial Phase: 1 Bcf/d (two modular
 trains)
▪ Second Phase: Additional 1 Bcf/d
▪ Estimated capex similar to liquefaction
 expansion economics
▪ Commercial start date: 2015e
Sabine Pass LNG
Proposed Liquefaction Project - Overview
▪ Leveraging existing assets
 – Large acreage position (853 acres)
 • Can readily accommodate 4 liquefaction
 trains (up to 2 Bcf/d capacity)
 – Existing infrastructure
 • 2 docks, 4 dedicated tugs
 • LNG storage tanks (5 x 160,000 cm)
 • Power generation
 • Pipeline connections (Creole Trail)
▪ Gas sourced from pipeline grid - Henry Hub
 indexed pricing
▪ “Demand Pull” model
 – Global supply gap
 – Diversity of supply
 – Flexible processing
 – Henry Hub indexation

450
400
350
300
250
200
150
100
50
0
Cost

ConocoPhillips-Bechtel - Global Liquefaction Collaboration
Source: ConocoPhillips-Bechtel
ConocoPhillips-Bechtel trains
$/Ton per Annum
Qatargas
Nigeria
RasGas
ELNGT1
Oman
ALNGT1
ALNGT1-3
ELNGT1-2
Low Cost Liquefaction Facilities
Proven Technology

Capacity fee includes regasification and liquefaction services -
provides customer option to import or export
Estimated cost to purchase U.S. supply:
Commercial Structure
Estimated Terms for LNG Sales Agreements
Ê  Capacity Fee:  $1.40/MMBtu to $1.75/MMBtu
 ▪ “Take or Pay”, permits lifting or unloading cargoes
Ê  LNG Export Commodity Charge: $HH./MMBtu
 ▪ Delivery Terms: FOB
 ▪ Prevailing price for eastbound flow in local pipelines
 ▪ Paid on a per-MMBtu basis, per cargo loaded
Ê  Fuel Surcharge:  8%-12%
 ▪ Projected based on forecast export activity
 ▪ Trued up from period to period

Source: Cheniere
Henry Hub Price
4.50
$
6.50
$
8.50
$
Terminal Fuel
0.45

0.65

0.85

Liquefaction Charge
1.50

1.50

1.50

Shipping Cost
1.00

1.00

1.00

Delivery Charges
2.95
$
3.15
$
3.35
$
DES Price (Europe)
7.45
$
9.65
$

11.85
$
Brent Crude @ 12.5%
59.60
$

77.20
$

94.80
$
$/MMBtu
Brent Crude @ 15%
49.67
64.33
79.00
$
$
$
Delivered Costs Compare Favorably
to European Price Estimates
▪ Assuming continued increase in U.S. natural gas production, unconventional gas economics effectively cap Henry Hub at mid-range of
 $6.50/MMBtu
▪ If oil remains above $65/Bbl, Sabine Pass LNG is cheaper than oil-
 indexed pipeline gas in Europe on the margin, while forecast prices above $77/Bbl justify it on an all-in basis

Strong support from local and state agencies
Regulatory Process
▪ Dual regulatory tracks with the DOE and FERC
 – DOE regulates imports and exports of natural gas
 – FERC coordinates federal and state review of proposals
 to build LNG terminals
▪ Key regulatory and legislative issues
 – NEPA empowers FERC as the lead Federal agency for
 preparation of an Environmental Impact Statement
 – Other Federal and State agency involvement on issues
▪ Typical Approvals Timeline - ~18-21 months
 – NEPA pre-filing initiated in July 2010

Financial
i

Disbursements
▪ Operating Expenses
▪ Management Fees
▪ Debt Service
Annualized*
($ in MM)
*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update the forecast. See “Forward Looking Statements” cautions.
Distributable Cash Available
Distributions to GP and LP Unitholders
Note: Not included in disbursements above is an estimate of up to approximately $11 million of fees payable to Cheniere for services provided under a management services agreement. Such fees are payable on a quarterly basis equal to the lesser of 1) $2.5 million (subject to inflation) or 2) such amount of CQP’s unrestricted cash and cash equivalents as remains after
CQP has distributed in respect of each quarter for each common unit then outstanding an amount equal to the IQD and the related GP distribution and adjusting for any cash needed to provide for the proper conduct of the business of CQP, other than Sabine Pass operating cash flows reserved for distributions in respect of the next four quarters.
$251
7
$34
8
165
$51
$46
Estimated Future Cash Flows
Cheniere Energy Partners
Receipts
▪ TUA Customers
▪ Fuel Retainage, Tugs,
 Other

Cheniere Energy, Inc.
i

2010 Financial Developments
Cheniere Energy, Inc.
▪ Entered into marketing arrangement with JPMorgan
 – Reduced working capital requirements for cargo purchases/sales
▪ Sold 30% equity in Freeport to pay down debt
 – Paid down $102 million of 9.75% term loan
▪ Assigned CMI TUA to CQP subsidiary and entered into new
 variable capacity rights agreement
 – Released TUA reserve account, funds used to pay down $64 million of convertible senior secured notes
▪ Continuing to address upcoming debt maturities at Cheniere
 – Considering best options to maintain shareholder value
$247
$247
$502
Put option Aug-2011*
2010
2011
2012
2018
Note: Balances as of June 30, 2010, reflect paydown of $64MM on convertible senior secured notes. Amounts do not include notes at SPLNG
*Maturity August 2018

JPMorgan Arrangement
▪ Cheniere and JPMorgan joined LNG marketing efforts
▪ CMI provides all services related to:
 – Sourcing deals and negotiating contracts, purchasing, transporting, receiving, storing, regasifying and selling cargoes of LNG and regasified
 LNG on an exclusive basis
▪ JPM provides credit support
▪ JPM pays a fixed fee and additional fees dependent upon
 gross margins achieved
▪ JPM acquired CMI’s commercial inventory as of April 1, 2010
▪ JPM has option to sign 0.5 Bcf/d TUA at $0.32/MMBtu

Disbursements
▪ G&A, net marketing
▪ Pipeline & tug services
▪ Other, incl adv tax payments
▪ Debt service
Annualized*
($ in MM)

*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update the forecast. See “Forward Looking Statements” cautions. Estimates exclude earnings forecasts from operating activities.
**Approximately $11 million is fees for management services provided by Cheniere to CQP payable on a quarterly basis, equal to the lesser of 1) $2.5 million (subject to inflation) or 2)
 such amount of CQP’s unrestricted cash and cash equivalents as remains after CQP has distributed in respect of each quarter for each common unit then outstanding an amount equal to the IQD and the related GP distribution and adjusting for any cash needed to provide for the proper conduct of the business of CQP, other than Sabine Pass operating cash flows reserved for distributions in respect of the next four quarters.
Net cash outflow
▪ Baseline case, excludes estimates for cargo activity, Marketing margins and project development costs
$20
8-19**
25-35
10
3-5
34
$45 - 55
Estimated Future Cash Flows
Cheniere Energy, Inc.
Receipts
▪ Distributions from CQP (Common/GP)
▪ Management fees from CQP

LNG Market Update
i

An additional 5.5 Bcf/d was produced over 2009, a 24% increase YoY in first half of 2010
-
5.0
10.0
15.0
20.0
25.0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2008
2010
2009
Source: Poten, Waterborne for 2010 data
MT
LNG Production

OECD Piped Imports from Norway, Netherlands, Algeria, Russia
40
30
20
10
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
European LNG Imports
10
8
6
4
2
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
North America LNG Imports
6
5
4
3
2
1
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Asian LNG Imports
25
20
15
10
5
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Source: Waterborne LNG, EIA
2007
2008
2009
2010
Historical Gas and LNG Demand by Region
(Bcf/d)

09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4

Source: Cheniere Research
Liquefaction Capacity Additions by Region
-
0.5
1.0
1.5
2.0
2.5
3.0
Bcf/d
Middle East Gulf
Asia Pacific
Atlantic Basin
Firm Liquefaction Capacity Additions

Appendix
i

Everett
Cove Point
Elba Island
Sabine Pass
Freeport
Golden Pass
Cameron
Costa Azúl
Canaport
Existing
Under Construction
Altamira
Source: Websites of Terminal Owners
Terminal Capacity Holder	Baseload Sendout (MMcf/d)
Canaport Repsol
Everett Suez
Cove Point BP, Statoil, Shell
Elba Island BG, Marathon, Shell
Gulf LNG Angola LNG, ENI
Lake Charles BG
Freeport ConocoPhillips, Dow, Mitsui
Sabine Pass Total, Chevron, Cheniere
Cameron Sempra, ENI
Golden Pass ExxonMobil, ConocoPhillips, QP
Altamira Shell, Total
Costa Azul Shell, Sempra, Gazprom
Total
17.1 Bcf/d North American Atlantic Basin
capacity @ 65% utilization = 11.1 Bcf/d
Gulf LNG
1,000
700
1,800
800
1,300
1,800
1,500
4,000
1,500
2,000
700
1,000
18,100
North America Onshore Regasification Capacity

Public Unit holders
9.4% LP Interest
Cheniere Energy
Investments, LLC
Sabine Pass LNG-GP, LLC.
Sabine Pass LNG-LP, LLC
100% Ownership Interest
100% Ownership Interest
100% Ownership Interest
100% LP Interest
Non-Economic GP Interest

100% Ownership Interest
Cheniere LNG Holdings, LLC
$205 mm 2.25% Convertible Senior Unsecured Notes due 2012

$550 mm 7.25% Senior Secured Notes due 2013
$1,666 mm 7.50% Senior Secured Notes due 2016
88.6% LP Interest
100% of 2% GP Interest
NYSE Amex US: LNG
NYSE Amex US: CQP
3
$298 mm 9.75% Term Loan due 2012
$247 mm 12.0% Convertible Senior Secured Loans due 2018
Note: Balances as of June 30, 2010; convertible
senior secured loans balance reflects the $64MM pay
down from TUA reserve release.
Customer Annual TUA Pmt
Total  $123MM
Chevron  $128MM
Investments  $252MM
Sabine Pass LNG, L.P.
Organizational Structure

CHENIERE ENERGY

Cheniere Energy
Contacts
Katie Pipkin, Vice President Finance & Investor
Relations
(713) 375-5110 - katie.pipkin@cheniere.com
Christina Burke, Manager Investor Relations
(713) 375-5104 - christina.burke@cheniere.com